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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to incorporation by reference in this Registration Statement of Radian Group Inc. on Form S-8 of our report dated January 29, 1999, appearing in the Annual Report on Form 10-K/A of CMAC Investment Corporation for the year ended December 31, 1998.



/s/Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
June 25, 1999